SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 6, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      333-36234                 94-0905160
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                          Identification Number)

         1155 Battery Street
      San Francisco, California                                     94111
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

   (a) Previous independent accountants

       (i) On May 2, 2002, Levi Strauss & Co. (the "Company") terminated the engagement of Arthur Andersen LLP as its independent accountants. The Company's Board of Directors participated in and approved the decision to change independent accountants.

       (ii) The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

       (iii) In connection with its audits for the two most recent fiscal years and through May 2, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

       (iv) During the two most recent fiscal years and through May 2, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

       (v) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 6, 2002 is filed as
       Exhibit 16 to this Form 8-K.

   (b) New independent accountants

       (i) The Company engaged KPMG LLP as its new independent accountants as of May 2, 2002. During the two most recent fiscal years and through May 2, 2002, the Company has not consulted with KPMG LLP regarding either:

           a. the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

           b. any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

As described in the Company's Quarterly Report on Form 10-Q for the period ended February 24, 2002, the Company under its U.S. receivables securitization arrangement is required to maintain the level of net eligible U.S. trade receivables at a certain targeted amount. As a result of the amount of sales incentives recorded and the manner in which those sales incentives were treated in the calculation, the Company foresaw a decline in net eligible receivables as well as an increase of the targeted amount during the first quarter of 2002.

In response, the Company requested that the trustee under the arrangement begin retaining cash collections in an amount covering the deficiency. This retained cash was reported as restricted cash on the Company's balance sheet. The Company indicated in its Form 10-Q that it was seeking an amendment to address the treatment of sales incentives and reduce their impact on the calculations and the potential need for cash retention arising from incentive programs.

The Company obtained this amendment on April 25, 2002. The amendment provides for different treatment of sales- and promotions-related items and dilutive items. As a result, the Company has greater flexibility in designing sale incentives without affecting the securitization calculations. This change reduces the likelihood and amount of cash being retained as a result of sales incentive programs under the securitization agreements. A copy of the amendment document is filed as Exhibit 10 to this Form 8-K.

Statement Regarding Forward-Looking Disclosure:
This report includes forward-looking statements about the Company's U.S. receivables securitization arrangement and its impact on the Company's liquidity and sales incentives. The Company has based these forward-looking statements on the Company's current assumptions, expectations and projections about future events. When used in this report, the words "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words.

These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the nature and amount of sales incentives, the amount of dilutive items, the net eligible receivables balance and the credit quality of the receivables in any one period, and other risks detailed in the Company's annual report on Form 10-K, registration statements and other filings with the Securities and Exchange Commission. The Company's actual results might differ materially from historical performance or current expectations. The Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 7.  EXHIBITS

10 Amendment No.1 dated as of April 24, 2002, to Master Indenture Series 2001-A Indenture Supplement and Receivables Purchase Agreement each dated as of July 31, 2001, by and among Levi Strauss Receivables Funding, LLC, as Issuer, Citibank, N.A. as Indenture Trustee, Levi Strauss Financial Center Corporation as Servicer and Seller, and Registrar.

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 6, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2002

                              LEVI STRAUSS & CO.


                              By /s/ William B. Chiasson
                                     -------------------
                                     William B. Chiasson
                                     Title:  Senior Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                                     Description
--------------                                     -----------

10 Amendment No. 1 dated as of April 24, 2002, to Master Indenture Series 2001-A Indenture Supplement and Receivables Purchase Agreement each dated as of July 31, 2001, by and among Levi Strauss Receivables Funding, LLC, as Issuer, Citibank, N.A. as Indenture Trustee, Levi Strauss Financial Center Corporation as Servicer and Seller, and Registrar.

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 6, 2002.

                                                                      EXHIBIT 10

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                           dated as of April 24, 2002
                                       to
                                MASTER INDENTURE
                     SERIES 2001-A INDENTURE SUPPLEMENT AND
                         RECEIVABLES PURCHASE AGREEMENT
                         each dated as of July 31, 2001

         THIS AMENDMENT (this "Amendment") is  entered into as of April 24, 2002
                               ---------
by and among:

         (i)    LEVI STRAUSS RECEIVABLES FUNDING, LLC (the "Issuer"), a Delaware
                                                            ------
                limited liability company, as Issuer under the "Indenture" (defined below);

         (ii) CITIBANK, N.A., a national banking association, as "Indenture Trustee" (in such capacity, the "Indenture Trustee");
                                                  -----------------

         (iii) LEVI STRAUSS FINANCIAL CENTER CORPORATION, a California corporation ("LS Financial"), in its capacity as Servicer and
                               ------------
                Seller under the "Receivables Purchase Agreement" (defined below) and as Servicer (in such capacity, the "Servicer") under the "Indenture Supplement"; and

         (iv)   LEVI STRAUSS & CO., ("LS&CO."), a Delaware corporation.
                                      -------

                             PRELIMINARY STATEMENTS

         (A) Reference is hereby made to that certain Master Indenture dated as of July 31, 2001 between the Issuer and Citibank, N.A., in its separate capacities as Indenture Trustee, paying agent, authentication agent, transfer agent and registrar (as amended, restated, supplemented or otherwise or modified from time to time, the "Indenture"; terms defined in the Indenture and not
                          ---------
otherwise defined herein are used herein as therein defined).

         (B) The Issuer, the Servicer and the Indenture Trustee are parties to that certain Series 2001-A Indenture Supplement dated as of July 31, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture Supplement").
 --------------------

         (C) The Issuer and LS Financial are parties to that certain Receivables Purchase Agreement, dated as of July 31, 2001 (as amended, restated, supplemented or otherwise or modified from time to time, the "Receivables
                                                                     -----------
Purchase Agreement"); and
------------------

         (D) LS&CO. has executed in favor of the Issuer that certain Parent Undertaking dated as of July 31, 2001 (as amended, restated, supplemented or otherwise or modified from time to time, the "Parent Undertaking").
                                              ------------------

         (E) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to amend the Indenture, Indenture Supplement, and Receivables Purchase Agreement on the terms and conditions hereinafter set forth.

         SECTION 1. Amendments to the Indenture. The Indenture is,  effective as
                    ---------------------------
of the date first written above and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:
                                  ---------

               1.1 The  definition of "Aggregate Adjustment Amount"  in  Section
                                       ---------------------------
         1.01 is amended to delete therefrom the phrase "plus (e) the Marketing Allowance Reserve".

               1.2 The  definition  of  "Asset  Deficiency"  in  Section 1.01 is
                                         -----------------
         amended to delete the phrase "Net Eligible Receivables Balance" contained therein and to substitute therefor the phrase "Adjusted Net Eligible Receivables Balance".

               1.3 The definition of "Series Floating Allocation Percentage"  in
                                      -------------------------------------
         Section 1.01 is amended to delete the phrase "Net Eligible Receivables Balance" contained therein and to substitute therefor the phrase "Adjusted Net Eligible Receivables Balance".

               1.4 Section 1.01 is further amended to add thereto the following definitions in alphabetical order:

               "Accrued  Allowance  Amount"  shall  mean,  as  of  any  date  of
                --------------------------
         determination, for each Eligible Obligor, an amount equal to the greater of (x) zero and (y) the amount by which all Incentive Payments earned by such Obligor (whether or not due and owing on such date) exceeds the Overconcentration Amount, if any, for such Obligor.

               "Adjusted Net Eligible Receivables Balance" shall mean, as of any
                -----------------------------------------
         date of determination, (x) the Net Eligible Receivables Balance as of such date minus (y) the sum of the Incentive Allowance Reserve and the
                   -----
         Marketing Allowance Reserve as of such date".

               "Approved Sales  Program"  shall  mean  the  Originator's  rebate
                -----------------------
         program currently known as VIP Squared and any other rebate program initiated by the Originator which other program, subject to satisfaction of the Rating Agency Condition, is identified in writing to the Indenture Trustee as an "Approved Sales Program" for purposes of calculating the Incentive Allowance Reserve.

               "Incentive  Allowance  Reserve"  shall mean, as of  any  date  of
                -----------------------------

         determination, an amount equal to the sum of (x) the sum of the Accrued Allowance Amounts for each Eligible Obligor plus (y) the sum of the Projected Allowance Amounts for each Eligible Obligor.

               "Incentive Payments" shall mean, for any Obligor at any time, any
                ------------------
         discounts offered to such Obligor at the time a Receivable is first invoiced, any markdown or similar sales allowances granted to such Obligor, and any other amounts (whether or not due and owing at such time) offered to such Obligor by the Originator or the Servicer under the Originator's Approved Sales Programs on account of rebates, incentive payments and similar adjustments.

               "Projected  Allowance  Amount"  shall  mean,  as  of  any date of
                ----------------------------
         determination during any calendar quarter, for each Eligible Obligor, an amount equal to the dollar number of sales to such Obligor made during the same calendar quarter of the previous year and which qualified for incentive rebates times 105% (or such lower percentage as may satisfy the Rating Agency Condition) times the Projected Allowance Percentage for such Obligor.

               "Projected Allowance Percentage" shall mean, as of  any  date  of
                ------------------------------
         determination during any calendar quarter, for each Eligible Obligor, the greatest of the following:

               (a) the percentage corresponding to the second incentive rebate percentage level offered to Obligors under the Originator's Approval Sales Programs (which level is currently three percent (3%)), or such lower percentage as may satisfy the Rating Agency Condition;

               (b) the  incentive  rebate  percentage earned by such Obligor for sales made during such calendar quarter;

               (c) the greatest incentive rebate percentage earned by such Obligor for sales made during any of the prior four calendar quarters (provided that, if the Rating Agency Condition has been satisfied with
          --------
         respect thereto, the Servicer and the Issuer may exclude from such calculations any sales made prior to the second calendar quarter of
         2002); and

               (d) if such Obligor has achieved 90% of the sales required during such calendar quarter to earn a higher incentive rebate percentage level, then the next higher incentive rebate percentage above that actually earned by the relevant Obligor."

               1.6 Section 2.10(b) is amended to delete  the  reference  to  the
                   ---------------
         phrase "Net Eligible Receivables Balance" contained in clause (viii) thereof and to substitute therefor the phrase "Adjusted Net Eligible Receivables Balance".

         SECTION 2.  Amendments  to  the  Indenture  Supplement.  The  Indenture
                     ------------------------------------------
Supplement is, effective as of the date first written above and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby
                                                       ---------
amended as follows:

               2.1 The definition of "Dilution Ratio" in Section 2.01 is  hereby
                                      --------------
         amended by adding, after the words "Dilutive Credits" in clause (a), the phrase "(exclusive of any Dilutive Credits relating to Incentive Payments)".

               2.2 The   definition  of  "Series  2001-A  Allocated  Receivables
                                          --------------------------------------
         Amount" in Section 2.01 is hereby amended to  delete  the  phrase  "Net
         ------
         Eligible Receivables Balance" contained therein and to substitute therefor the phrase "Adjusted Net Eligible Receivables Balance".

               2.3 Section 7.01(b) is hereby amended to delete the phrase "Net Eligible Receivables Balance" contained therein and to substitute therefor the phrase "Adjusted Net Eligible Receivables Balance".

               2.4 The form of Monthly Statement (Monthly Receivables Activity Report) attached to the Indenture Supplement as Exhibit C is hereby deleted and replaced in its entirety with the form of Monthly Statement attached to this Amendment as Exhibit A-1.

               2.5 The  parties  hereto  acknowledge  that  the  above-described amendment to the definition of Dilution Ratio shall be applied retroactively for all calculations of the Dilution Ratio made during calendar year 2002 and that future calculations of the Dilution Reserve Ratio, to the extent such calculations depend on calculations of the Dilution Ratio at any time during the period from January 1, 2002 through the effective date hereof, shall be calculated using the revised definition set forth herein.

               2.6 Concurrently with the effectiveness of this Amendment, the Servicer shall recalculate on a pro forma basis the most recent Monthly Statement in accordance with the revised definitions set forth herein and all future Daily Receivables Activity Reports incorporating calculations from the most recent Monthly Statement shall use the revised calculations set forth in such pro forma statement.

         SECTION 3.  Amendments  to  the  Receivables  Purchase  Agreement.  The
                     -----------------------------------------------------
Receivables Purchase Agreement is, effective as of the date first written above and subject to the satisfaction of the conditions precedent set forth in
Section 4 hereof, hereby amended as follows:
---------

         3.1 The definition of "Allocated Receivables Amount" in Section 1.01 is
                                ----------------------------
hereby amended to delete the phrase "Net Eligible Receivables Balance" contained therein and to substitute therefor the phrase "Adjusted Net Eligible Receivables Balance".

         3.2 The form of Daily Receivables Activity Report attached to the Receivables Purchase Agreement as Exhibit D is hereby deleted and replaced in its entirety with the form of Daily Receivables Activity Report attached to this Amendment as Exhibit A-2.

         3.3 The form of Credit and Collection Policy attached to the Receivables Purchase Agreement as Exhibit F is hereby deleted and replaced in its entirety with the form of Credit and Collection Policy attached to this Amendment as Exhibit A-3.

         3.4 The Servicer hereby acknowledges that its reporting and calculation obligations under the Receivables Purchase Agreement shall give effect to the above-described modifications and amendments to the Indenture and Indenture Supplement.

         SECTION 4. Conditions Precedent. This Amendment shall become  effective
                    --------------------
as of the date first written above upon receipt by the Indenture Trustee of counterpart signature pages to this Amendment executed by each of the parties hereto and evidence satisfactory to the Indenture Trustee that the Rating Agency Condition has been satisfied and that the substance of this Amendment has been consented to by the Majority Investors.

         SECTION 5. Covenants, Representations and Warranties.
                    -----------------------------------------

              5.l Upon the effectiveness of this Amendment, (i) the  Issuer  and the Servicer hereby reaffirm all covenants, representations and warranties made by them in the Indenture and Indenture Supplement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, (ii) the Issuer and LS Financial hereby reaffirm all covenants, representations and warranties made by them in the Receivables Purchase Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) LS&CO. hereby reaffirms all covenants, representations and warranties made by it in the Parent Undertaking and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

              5.2 Each party to this Amendment hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

         SECTION 6.  Reference to and Effect on the Agreements.
                     -----------------------------------------

              6.l Upon the effectiveness of this Amendment, (i) each reference in the Indenture or the Indenture Supplement to "this Indenture", "this Indenture Supplement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Indenture as amended hereby, and each reference to the Indenture and/or Indenture Supplement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Indenture and/or Indenture Supplement as amended hereby and (ii) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Note Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Note Purchase Agreement as amended hereby.

              6.2 Except as specifically amended above, the Indenture, Indenture Supplement and the Receivables Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

              6.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Issuer, the Indenture Trustee or the Noteholders under any of the Transaction Documents nor under any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in
                    -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION  8.  Governing  Law.  This  Amendment  shall  be  construed  in
                      --------------
accordance with the laws of the State of New York applicable to agreements made and to be performed within the State of New York (including Section 5-1401 of the General Obligations Law but otherwise without regard to conflicts of law principles), and the obligations, rights, and remedies of the parties under this Amendment shall be determined in accordance with such laws.

         SECTION 9.  Headings.  Section headings in this Amendment are  included
                     --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 10.  Supplemental Indenture.  This Amendment shall constitute a
                      ----------------------
supplemental indenture within the meaning of Section 10.02 of the Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Indenture, the Indenture Supplement and the Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.



                                  LEVI STRAUSS RECEIVABLES
                                  FUNDING, LLC

                                  By:  _________________________________
                                       Name:  Joseph M. Maurer
                                       Title: Treasurer



                                  CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar

                                  By:  _________________________________
                                       Name:
                                       Title: Vice President



                                  LEVI STRAUSS & CO.

                                  By:  _________________________________
                                       Name:  Joseph M. Maurer
                                       Title: Vice President & Treasurer



                                  LEVI STRAUSS FINANCIAL CENTER
                                  CORPORATION

                                  By:  _________________________________
                                       Name:  Joseph M. Maurer
                                       Title:  Treasurer















                          Signature Page to Amendment

                                                                      EXHIBIT 10




                                    EXHIBIT F

                          CREDIT AND COLLECTION POLICY

        A.  Credit and Collections Policy and Activities

            1.  Overview

            Levi Strauss Financial Center Corporation, the Servicer, is a shared service center located in Eugene, Oregon. It is a wholly-owned subsidiary of the Originator. Its primary business activities include performing transaction-based processing functions for the U.S. operations of the Originator. These activities include management of accounts payable, general accounting, payroll and vendor relations, and, as provided by the Receivables Purchase Agreement, servicing the Originator's receivables.

            The receivables function is executed through the Credit Process and Customer Process groups. The Credit Process Group, comprised of approximately 20 employees, manages the front-end (customer set-up and underwriting) and back-end (bad debt write-offs, bankruptcy or collection agency handling) of the credit underwriting/credit extension processes. It also provides the day-to-day support activities (for example, lockbox collections, receivables reporting, receivables system balancing and imaging) for the Customer Process Group.

            The Customer Process Group, comprised of approximately 50 employees, manages the day-to-day collection activities with retail customers, actual cash application against open invoices and resolution or determination of root causes of claims or chargebacks.

            2.  Credit/Underwriting

            New Account Approval. The credit underwriting process begins once a potential new customer had been identified by the Originator. The potential customer submits a "New Account Application" package to the Credit Process Group. The New Account Application package generally includes a completed and endorsed credit application, a completed blanket resale tax form, current financial statements and an approval memo from the Originator. The Credit Process Group obtains a current Dun & Bradstreet report and credit and bank references when appropriate. The Credit Process Group also requests and reviews business plans, bank credit agreements and other credit-relevant materials in appropriate cases. The Credit Process Group targets approval or disapproval of an applicant within five working days after receipt of the completed New Account Application package but will extend that period should it determine it needs additional information.

            The Credit Process Group uses credit analysis software and considers a variety of factors in making credit decisions. Those factors include: cashflow generation, earnings trends, financial condition (leverage and liquidity levels), payment records, business projections, bank covenant content and compliance, and third party ratings. The Credit Process Group in certain cases may conclude that credit should be conditioned upon provision by the account of collateral to secure the credit. Collateral can be in the form of cash or letters of credit, personal guaranties and liens on personal property. The Credit Process Group also assigns accounts a risk code. Risk codes range from 1-5, with 1 representing minimal risk and 5 representing high risk.

            Once the credit is approved, the Credit Process Group will assign a credit limit. Usually, the credit limit is based on projected sales volume and the credit risk level. The credit limit approval authority levels are as follows:

            Position                                      Limit Authority
            Servicer Manager or                Over            $5,000,000
            Credit Group Leader
            Sr. Credit Manager                                 $5,000,000
            Credit Manager -Mid-level                          $1,000,000
            Credit Manager -Lower-level                        $   20,000


            Each of these approvers is authorized to approve, on the account's request, a temporary increase up to an additional 50% to accommodate peak seasonal sales. Repeated over-limit requests will trigger a review of the credit limit.

            If an applicant is declined, the Credit Process Group will send a letter to the applicant stating the reason credit was denied. The applicant may request review of the matter.

            Once an application is approved, the Credit Process Group sets up the customer in Servicer's Customer Information System. The New Account Application package is then sent to the Imaging Department for retention and further reference.

            Annual Review. The Credit Process Group conducts an annual credit review of each customer. It gives priority to accounts with risk codes of 4 and
5. The review involves analysis of financial statements and other credit data to assess the level of risk and determine the appropriate terms of credit for the account. For larger or riskier accounts, the Credit Process Group will monitor more frequently. Monitoring activities include tracking of financial news, review of filings with the SEC, subscription to third party credit agencies, review of customer credit/trade references and discussions with the Originator's customer business development unit and the Customer Process Group. The Credit Process Group will also review, if available, historical and projected future compliance with bank covenants, and make customer visits where appropriate. Based on these review procedures, the Servicer will adjust credit terms for a particular account.

            Credit Files. More recent credit files for each customer are accessible by the Servicer at its Eugene facility through the imaging system. The file typically contains the New Account Application package, credit reviews, financial statements and other relevant materials.

            3.  Order Processing

            Order Intake. Customers place product orders with the Originator through designated field sales representatives, a multi-brand teleordering sales function serving smaller accounts or electronically through Electronic Data Interchange ("EDI"). The orders are entered into the Originator's order management system, Levi's(R) Advanced Business Systems ("LABS").

            Orders can be checked against available credit limits at multiple points in the order process:

     o At order entry, an account's credit limit is checked every time an order is keyed into the LABS system. The order will not be accepted if the credit limit is exceeded and the sales representative inputting the order will then receive an on-line message of such occurrence.

     o At merchandise shipping, only orders that are within the credit limit are permitted to actually ship.

            The LABS system performs credit limit checks by comparing the proposed orders plus the existing, real-time receivables balances with the credit limit. Credit checks, credit holds and releases, and order stoppage are performed through the system. Credit managers can change or stop shipments at each of the Originator's customer service centers by entering appropriate instructions in the system. Within certain constraints, the Credit Process Group can also stop a particular order when it is being filled at a customer service center. The Credit Process Group can also recall goods in transit in appropriate situations.

            The Credit Process Group monitors a daily report which shows orders that were not shipped due to lack of credit limit availability. The Credit Process Group may in some cases release individual orders or increase the credit limit to allow the orders to ship. The Credit Process Group may require advance payment or collateral, or coordinate with the sales representatives and customers to prioritize which orders are most important, when it is not prudent to release all orders at once. The Credit Process Group will notify the appropriate sales representative at the Originator when accounts are placed on hold. Sales representative or customer requests for a credit limit increase are granted generally only if the customer's financial performance supports the increases.

            Invoicing. The Servicer generates invoices at the time of shipment. Invoicing is performed on a batch process; each day's invoices are printed that same night. Invoice printing is outsourced to a third party located in Eugene. Approximately 80% of invoices (in dollar terms) are invoiced electronically.

            Womens' products for all three brands are offered with an 8% trade discount. The 8% trade discount reflects industry practice in womens' products. Depending on the customer's instructions, the Originator will direct the Servicer to invoice at net or gross of this 8% trade discount. In either event, for purpose of the borrowing base under the Indenture, these receivables will be booked at their gross amount and the trade discount will be reflected as an allowance item.

            Shipping. The Originator uses third party freight carriers for the shipment of all orders. In most cases, the Originator uses preferred carriers. If a customer requires a specific carrier, then the Originator generally will arrange for the shipment to be made through that carrier.

            4.  Payment Terms

            In general, the Originator's standard payment terms are Net 30 Days from invoice date. However, the Servicer does not flag receivables for collection activity until the 37th day because the Servicer adds an additional seven days to the terms to account for estimated transit time. This additional seven day period is intended to reflect the retail industry's practice of Net 30 days from receipt of goods.

            Exceptions to the standard Net 30 Days terms are as follows:

     o Caribbean, Puerto Rico, Guam, Mexican border accounts, and two Canadian border accounts are sold under Net 60 Days from invoice date to accommodate the extended transit time and/or time needed for merchandise to clear customs. As with standard terms, the receivables system adds an additional seven days to the Net 60 day terms before flagging the invoice for collection activity.

     o Fabric customers are invoiced on Net 60 Day terms in conformity with industry standards.

     o In certain cases to manage internal workload and with customers' approval, the Originator may pre-ship products. Historically, however, the Originator has pre-shipped products no more than 15 days prior to the originally requested shipment date. For pre-shipment sales, the Originator sets terms of up to 52 days (37 days original term plus up to 15 days pre-shipment).

     o To assist existing customers in setting up their initial inventory for a new store location, such locations may be given an additional dating, generally 30 days, in addition to the standard Net 30 Day terms. This is approved on specific purchase orders only upon request and/or direction by the Originator.

     o To assist existing customers who are severely affected by a natural disaster, the customer may be given an additional dating, generally 30-60 days, in addition to the standard Net 30 Day terms. This is granted only upon customer request.

            As a control procedure, the Servicer prepares a monthly download of all invoices generated during the month that are falling outside the standard Net 30 Day terms. These invoices are then reviewed and invoices falling outside of the standard terms are then escalated to the Originator and senior management of the Servicer.

            5.  Collections Procedures

            Collections Strategies and Escalation. The Customer Process Group uses various reports showing actual past due information, forecasted past due information, types of dilution items or chargebacks taken and others matters in determining its collections strategy. The group employs two basic collection strategies and sets of escalation measures to obtain delinquent balances from accounts. The collection strategy used depends upon whether the account is treated as a "Major" or a "Multi-Brand Sales" account.

            For Major accounts (large department stores and/or chains):

     o Customer Process Group associates first match due items to scheduled payment dates. By using internally prepared reports and information from customers, associates can identify items that are coming due and that are past due. This information, coupled with the associates' knowledge of the customers' payment habits, allow the associates to forecast potential collection problems and react to them before they occur. The associates contact the customers to follow up on due items.

     o Associates contact team leaders when receiving inadequate information from a Major account in response to collection questions. Associates and the team leader then contact the appropriate person at the account (for example, the controller or chief financial officer). If it is determined that steps can be taken to rectify the problem, the Customer Process Group schedules calls or onsite visits with the customer to resolve open items. If the matter is not resolved, the Credit Process Group and the Originator's customer business development group are contacted to gather information regarding the state of the customer's business and develop a collection strategy.

     o When all measures are exhausted, the team leader and the associates present the situation to senior management for a decision about how to proceed.

            Multi-Brand Sales accounts are comprised primarily of independent stores:

     o Collection escalation procedures for these accounts are generally triggered by Customer Process Group associates reviewing total past due and percentages past due. They also review the account's payment habits as well as assess whether there is any existing security for the account that could offset the size of the exposure.

     o If the customer is unable to pay, the associate will work with their team leaders and the Credit Process Group to develop next steps. Next steps could include a credit hold, negotiating a drawdown on a letter of credit (if one is available), cash in advance of other payment arrangement, or issuing a 10-day payment demand letter.

            Bankruptcy and Other Proceedings. The Servicer vigorously exercises rights as a trade vendor including using and defending reclamation rights and, in bankruptcy cases, defending against preference claims. The Servicer handles all bankruptcy activity. A Credit Manager from the Credit Process Group attends bankruptcy meetings as appropriate and is responsible for filings and interactions with bankruptcy counsel.

            6.  Write-Off Policy

            The Servicer maintains two basic types of reserves: bad debt reserves and dilution reserves. Dilution reserves are further broken down into reserves for returns and allowances and reserves for customer deductions.

            Bad Debt Reserves. Bad debt reserves are established for uncollectible accounts arising from insolvency or bankruptcy situations. An account is written off as a bad debt when all internal collection procedures have been exhausted and the account is considered uncollectible. The Servicer will then either send the account to an outside collection agency for skip-tracing or, in the case of the account filing for bankruptcy protection, continue to handle the matter internally. The Servicer performs bad debt write-offs quarterly; these write-offs are approved by the Credit Process Group leader.

            Dilution Reserves. Dilution reserves are established for uncollectible accounts arising from customers' disputes of amounts owed, whether the claims are based on product returns, shortages, handling charges, price disputes or other factors. Dilution write-offs are either automatic based on pre-set system thresholds or manually performed through journal entries. The Servicer periodically reviews system thresholds to reduce the risk of customer abuse. System-generated write-offs are performed daily and manual write-offs are recorded monthly. Manual dilution write-offs are approved by the Customer Process Group leader or team leaders based on pre-set levels of authority.

            7.  Dilution and Allowances

            Potentially dilution and allowance items are identified by the Servicer within two days, on average, of receipt of customers' cash remittances. The Servicer removes the items from the accounts receivable system ("ASI") and records them in a separate claims processing and reporting system ("CPR") for further handling by a Customer Process Group associate (For purposes of the Indenture, only items in ASI are included in the Eligible Receivables calculation. Once in CPR, items are automatically excluded from the calculation). The Customer Process Group associate will continue to research the claim, and, within ten days, is charged with identifying the reason for the claim and conveying relevant information to the unit within the Originator responsible for the issue. For claims related to distribution centers (for example, freight and handling charges), each distribution center has 30 days to resolve the claim. If there is no resolution within this period, the Customer Process Group's traffic team is called in to troubleshoot the issue. The Servicer charges off claims that the Servicer determines are appropriate.

      For the purpose of the Indenture, reporting in early 2002 was enhanced to permit the differentiation of dilutive items between dilution and allowance, based on the reason identified for the claims. Dilution captures certain deductions made to the reported receivable balance other than write - offs (e.g., mispriced invoices, incorrect shipments and returns, handling charges). Allowance refers to the credit items purposely created as trade discounts, markdown or similar sales allowances, and rebates and other incentive payments. For example, markdown allowances are authorized deductions taken by customers as a result of special sales incentives offered to these retail customers.

            In fiscal year 2000, all dilutive items recorded in the CPR system were reported as dilution regardless if an item was actually an allowance. A report from the CPR system of the top five dilution items for fiscal year 2000 have included marketdown allowances. For fiscal year 2000, the top four type of dilution items were first quality returns, defective returns, co-op advertising claims and handling charges, and no other type of dilution exceeded 5% of total claims.

     o First Quality Returns and Defective Returns. These two types of dilution items represent product returns for first quality and defective merchandise. First quality returns usually arise from shipment of products of incorrect color, size or style. Defective returns arise from the products not conforming to the Originator's quality standards. First quality returns are returned to inventory, while defective returns may either be destroyed or sold as "rags". In fiscal 2000, returns accounted for 51% of the entire year's dilutive items. First quality returns comprised approximately 33% of all dilutive items.

     o Co-op Advertising Allowances. These represent deductions taken by customers in anticipation of approval of reimbursement Requests to the Originator for co-op advertising spending on print ads like magazine or newspaper inserts and other marketing support programs. Co-op programs are common in the retail apparel industry. In these programs, the vendor sets up a separate budget for each customer, usually based on a percentage of sales to that customer. A third party typically administers the co-op advertising program, reviewing, auditing, and paying funds against the established budget according to the program rules established by the vendor and communicated to all customers at the beginning of each calendar year. Program rules prohibit customers from taking deductions against open invoices for "prospective" or "anticipated" reimbursement for co-op advertising funds, with a further stipulation that violation may result in discontinuance of co-op advertising support. However, prospective deductions against invoices occur. In fiscal year 2000, this category accounted for about 18% of the entire year's dilutive items.

     o Handling Charges. These represent deductions for early/late ship or non-compliance with customers' shipping instructions relating routing, packing slips, EDI instructions, labeling, packaging or other items. In fiscal year 2000, these deductions accounted for about 9% of the entire year's dilutive items.

              The Servicer charges off claims that the Servicer determines are appropriate.

            8.  Cash Management

            The Servicer receives payment in one of three forms: EDI, wire transfer or check. These payments are deposited into one of four lockbox accounts located throughout the United States.

            By 5:30 p.m. Pacific time each day, the Servicer receives the day's cash receipts from various lockbox banks. The system automatically applies cash to the applicable open invoices. The Servicer's collection system, Autocash, automatically posts all checks which it can match to an account according to the MICR number on the check. Approximately 95% of the checks received are automatically matched to an account number. The remaining 5%, which includes money orders, are classified as "unidentified checks" and sent to the cash control unit within the Servicer to be researched. Once the correct account is determined, the check is manually posted.

            Checks automatically posted to an account are compared against open invoices on the system. Autocash compares information included with the check to any open items on the account. Autocash determines whether the dollar amounts for the selected items match the customer's payment. If there is a match, then the account is adjusted for the payment. In terms of number of checks, approximately 95% of the invoices keyed by the lockbox bank match an open invoice. If no match is made, the check is classified as "suspense." This is often the result of a customer taking some form of deduction against the invoice. These items must be researched to determine whether or not the deduction is valid. Based on dollar amount of remittances, approximately 65% of the total amount of the remittances are automatically matched to accounts and open invoices on the system. The remaining 35% are manually processed.

The Customer Process Group targets three days to "balance" a remittance received from a customer. The group determines which invoices were included and what deductions were applied. As soon as the remittance batches are balanced, the dilutive items are moved off ASI and onto CPR for resolution.

                                                                      EXHIBIT 16



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


May 6, 2002

Dear Sir/Madam:


We have read Item 4 included in the Form 8-K dated May 6, 2002 of Levi Strauss & Co. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP


cc: Mr. William B. Chiasson, Senior Vice President and Chief Financial Officer,
    Levi Strauss & Co.